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                                  EXHIBIT 10.4

                                 REDDING BANCORP
                             1998 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


     Redding Bancorp, a California corporation ("Bancorp"), hereby grants an option to purchase Shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in Bancorp's 1998 Stock Option Plan (the "Plan").


Date of Option Grant: _____________, 199__

Name of Optionee: ______________________________________________________________

Optionee's Social Security Number:  _____-___-_____

Number of Shares of Common Stock Covered by Option: ____________________________

Exercise Price per Share:(1)  $_________________________________________________


     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THIS COVERSHEET, THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.


Optionee: ______________________________________________________________________
                                   (Signature)


Bancorp: _______________________________________________________________________
                                   (Signature)

Title: _________________________________________________________________________

Attachment
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(1) Must not be less than 100% of the fair market value of Bancorp's common stock on the date of grant and must not be less than 110% of the fair market value of Bancorp's common stock on the date of grant for option holders who own 10% or more of the outstanding common stock of Bancorp.




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                                 REDDING BANCORP
                             1998 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK     This option is intended to be an incentive stock option
OPTION              under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING Your right to exercise this option begins to vest on the Date of Option Grant, as shown on the cover sheet. The option will vest at the rate of ____% [not less than 20%] per year on the anniversary date of the Date of Grant over ______ years of your continuous employment, beginning on the Date of Option Grant. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your service with Bancorp has terminated for any reason. However, this option will be 100% vested upon a Change in Control or if you terminate employment by reason of death, Disability (as defined below), or [AN INVOLUNTARY TERMINATION WITHOUT CAUSE]. The terms "Cause" and "Change in Control" are defined in the Plan.

TERM This option will expire in any event at the close of business at Bancorp headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your service with Bancorp terminates, as described below.)

REGULAR             If your service as an employee of Bancorp (or any
TERMINATION         Subsidiary) terminates for any reason except death or
                    Disability, then this option will expire at the close of business at Bancorp headquarters on the 30th day after your termination date.

                    [NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT TO THE CONTRARY, IN THE EVENT THAT YOU CEASE TO BE EMPLOYED BY BANCORP WITHIN ONE YEAR FROM THE DATE OF GRANT FOR ANY REASON ALL RIGHTS TO PURCHASE SHARES UNDER THIS OPTION SHALL IMMEDIATELY TERMINATE.]

DEATH If you die as an employee of Bancorp (or any Subsidiary), then this option will expire at the close of business at Bancorp headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise this option.



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DISABILITY          If your service as an employee of Bancorp (or any
                    Subsidiary) terminates because of your Disability, then this option will expire at the close of business at Bancorp headquarters on the date six months after your termination date. (However, if your Disability is not due to a physical or mental impairment which results in your inability to engage in any substantial gainful activity or is not expected to result in death or last for a continuous period of at least 12 months, this option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your service.)

                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

LEAVES OF ABSENCE   For purposes of this option, your service does not terminate when you go on a bona fide leave of absence that was approved by Bancorp in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether this option is entitled to ISO status, your service will be treated as terminating
                    90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to active work.

                    Bancorp determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan.

RESTRICTIONS ON     Bancorp will not permit you to exercise this option if the
EXERCISE            issuance of Shares at that time would violate any law or
                    regulation.

NOTICE OF EXERCISE  When you wish to exercise this option, you must notify
                    Bancorp by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by Bancorp.



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                    If someone else wants to exercise this option after your
                    death, that person must prove to Bancorp's satisfaction that he or she is entitled to do so.

PERIODS OF          Any other provision of this Agreement notwithstanding,
NONEXERCISABILITY   Bancorp shall have the right to designate one or more
                    periods of time, each of which shall not exceed 180 days in length, during which this option shall not be exercisable if Bancorp determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws with respect to any issuance of securities by Bancorp, facilitate the registration or qualification of any securities by Bancorp under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

FORM OF PAYMENT     When you submit your notice of exercise, you must include
                    payment of the option price for the Shares you are purchasing. Payment may be made [IN ONE (OR A COMBINATION)
                    OF THE FOLLOWING FORMS:]

                    o Your personal check, a cashier's check or a money order.

                    o [IF PERMITTED BY THE COMMITTEE IN ITS SOLE DISCRETION AND TO THE EXTENT THAT A PUBLIC MARKET FOR THE SHARES EXISTS AS DETERMINED BY BANCORP, BY DELIVERY (ON A FORM PRESCRIBED BY THE COMMITTEE) OF AN IRREVOCABLE DIRECTION TO A SECURITIES BROKER TO SELL SHARES AND TO DELIVER ALL OR PART OF THE SALE PROCEEDS TO BANCORP IN PAYMENT OF THE AGGREGATE EXERCISE PRICE.] [OPTIONAL]

WITHHOLDING TAXES   You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option and the sale of the Shares.

RESTRICTIONS ON     By signing this Agreement, you agree not to exercise this
RESALE              option or sell any Shares acquired by exercise of this
                    option at a time when applicable laws, regulations or underwriter trading policies prohibit exercise or a sale. In particular, Bancorp shall have the right to designate one or more periods of time, each of which



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                    shall not exceed 180 days in length, during which this
                    option shall not be exercisable if Bancorp determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by Bancorp, facilitate the registration or qualification of any securities by Bancorp under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

                    If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by Bancorp and its counsel.

BANCORP'S RIGHT OF  In the event that you propose to sell, pledge or otherwise
FIRST REFUSAL       transfer to a third party any Shares acquired under this
                    Agreement, or any interest in such Shares, Bancorp shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer
                    Shares acquired under this Agreement, you must give a written "Transfer Notice" to Bancorp describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. Bancorp shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by Bancorp. Bancorp's rights under this paragraph shall be freely assignable, in whole or in part.

                    If Bancorp fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer



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                    Notice by Bancorp, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If Bancorp exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when Bancorp received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, Bancorp shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                    Bancorp's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                    Bancorp's Right of First Refusal shall terminate in the event that the Stock is listed or traded on an established stock exchange.

RIGHT OF REPURCHASE Following termination of your employment for any reason,
                    Bancorp shall have the right to purchase all of the Shares that you have acquired or will acquire under this option. If Bancorp exercises its right to purchase such Shares, the purchase price shall be the higher of the Fair Market Value of those Shares on the date of purchase or the aggregate Exercise Price for those Shares and shall be paid in cash. Bancorp will notify you of its intention to purchase such shares, and will consummate the purchase within the period established by applicable law. Bancorp's right of repurchase shall terminate in the event Bancorp's Common Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

TRANSFER OF OPTION  Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

                    Regardless of any marital property settlement agreement, Bancorp is not obligated to honor a notice of exercise from your spouse or



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                    former spouse, nor is Bancorp obligated to recognize such
                    individual's interest in this option in any other way.

RETENTION RIGHTS    This option or this Agreement do not give you the right to be retained by Bancorp (or any Subsidiary) in any capacity.
                    Bancorp (and any Subsidiary) reserve the right to terminate your service at any time and for any reason.

SHAREHOLDER RIGHTS  You, or your estate or heirs, have no rights as a shareholder of Bancorp until a share certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your share certificate is issued, except as described in the Plan.

ADJUSTMENTS         In the event of a stock split, a stock dividend or a similar change in the Stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. This option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event Bancorp is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

                         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL,



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                         SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT
                         SUCH REGISTRATION IS NOT REQUIRED."

APPLICABLE LAW      This Agreement will be interpreted and enforced under the
                    laws of the State of California.

THE PLAN AND OTHER  The text of the Plan is incorporated in this Agreement by
AGREEMENTS          reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                    This Agreement and the Plan constitute the entire understanding between you and Bancorp regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.


BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.



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